                                                                   EXHIBIT 10.10

                  SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS AMENDMENT is entered into as of March 20, 1998, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders ("AGENT"), and BANK ONE, TEXAS, N.A., as Co-Agent for Lenders.

         Borrower, Agent, Co-Agent, and certain Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1996, providing for a $160,000,000 revolving credit facility, which has subsequently been increased to $200,000,000.

         Borrower, Agent, Co-Agent, and Lenders have agreed, subject to the following terms and conditions, to amend the Credit Agreement to permit Borrower to issue up to $230,000,000 in subordinated debt that will be convertible into equity of Borrower and to provide for, among other things, (a) an increase in the amount of advances that may be made by Borrower to Persons who have not guaranteed the Obligation, (b) an increase the limit of the face amount of LC's that may be outstanding under the LC Subfacility, (c) an increase the amount of expenditures allowed to be made in connection with certain acquisitions, (d) additional amounts and types of Permitted Debt, and (d) certain other amendments and modifications as more particularly set forth herein.

         Accordingly, for adequate and sufficient consideration, Borrower, Agent, Co-Agent, and Lenders agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "Sections," Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

                  (A) SECTION 1.1 is amended by adding or entirely amending the following definitions:

                           CARA ACQUISITION means Borrower's acquisition of CARA
                  Holdings, Inc., a Delaware corporation, and parent of CARA Corporation, an Illinois corporation, pursuant to that certain Stock Purchase Agreement dated as of December 5, 1997, by and between Borrower, William Blair Capital Partners V, L.P., a Delaware limited partnership, and each of the other stockholders of CARA Holdings, Inc., a Delaware corporation; with the rights, liabilities and obligations of Borrower under that Stock Purchase Agreement having been assigned to Technical Directions, Inc. by that certain Assignment dated as of December 24, 1997.

                           LC SUBFACILITY means a subfacility of the Revolving
                  Facility for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure may never (a) collectively exceed $30,000,000 and (b) together with Principal Debt may never exceed the Total Commitment.

                           SUBORDINATED NOTES means Borrower's 4% Convertible
                  Subordinated Notes Due March 15, 2005, in the principal amount of $200,000,000 (which amount may be increased to a maximum amount of $230,000,000), and any notes given by Borrower in exchange



                                                             SECOND AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT
                  those notes if the notes so given are subject to the same terms as the original Subordinated Notes.

                  (B) SECTION 2.1(C) is entirely amended as follows:

                           (c) Borrower may advance all or part of the proceeds
                  of any Borrowing to only those Subsidiaries that have executed a Guaranty, provided that Borrower may advance proceeds from any Borrowing or LC to any Person (whether or not such Person is a Subsidiary that has executed a Guaranty) so long as the aggregate amount of such advances may never exceed $5,000,000 at anytime outstanding; and

                  (C) SECTION 5.1 is entirely amended as follows:

                           5.1 Guaranty. In consideration of the LCs which may
                  be issued by Issuing Lender under this agreement on behalf of each Company, and in consideration of the intercompany advances which may be made by Borrower to its Subsidiaries, and by Borrower's direct Subsidiaries to Borrower's indirect Subsidiaries, in accordance with SECTION 2.1(C), Borrower shall cause all of its present and future direct and indirect Subsidiaries (other than GuaranTec, L.L.P., a Florida limited partnership), whether now existing or in the future formed or acquired, to unconditionally guarantee the full payment and performance of the Obligation by execution of a Guaranty.

                  (D) CLAUSE (y) of SECTION 6 is entirely amended as follows:

                           (y) none of the matters disclosed in any amendments
                  to SCHEDULES 7.8, 7.10, or 7.18 are objected to by Determining Lenders; and

                  (E) The language immediately preceding CLAUSE (a) of SECTION
         7.18 is entirely amended as follows:

                           To the best of Borrower's knowledge, after exercise
                  of due diligence, and except as disclosed on SCHEDULE 7.18,

                  (F) SECTION 8.2 is entirely amended as follows:

                           8.2 Use of Credit. Borrower shall, and shall cause
                  the Companies to, use LCs and the proceeds of Borrowings only for the purposes represented in this agreement, provided that notwithstanding anything herein to the contrary, Borrower may also use the proceeds of the Revolving Facility (including the Swing-Line Subfacility but excluding the LC Subfacility) for the purpose of performing its payment obligations in connection with ITEMS 8 and 13 on SCHEDULE 9.2.

                  (G) CLAUSE (xiv) to SECTION 9.3(b) and the table at the end of that Section are entirely amended as follows:

                  (xiv) the CARA Acquisition and any other acquisitions of stock, interests or assets, (or creation of new Subsidiaries), so long as the aggregate amount of consideration paid (or capital contributed) by the Companies during each fiscal year set forth in the table below for such stock, other interests or assets does not exceed the Maximum Amount for such fiscal year. For purposes of this SECTION 9.3(b)(xiv), "MAXIMUM AMOUNT" means the


                                                             SECOND AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT
                                        2

                  "Maximum Amount" set forth in the table below plus any portion of the previous fiscal year's Maximum Amount not utilized during that previous fiscal year.


================================  =============================
        FISCAL YEAR END                  MAXIMUM AMOUNT
================================  =============================
            6/30/97                        $65,000,000
            6/30/98                        $75,000,000
     6/30/99 and thereafter               $120,000,000
================================  =============================

                  (H) New SECTIONS 9.20 and 9.21 are added immediately following
         SECTION 9.19, as follows:

                           9.20 Prepayments of Subordinated Notes. Borrower may
                  not prepay or cause to be prepaid any principal of, or any interest on, any of the Subordinated Notes except (a) exchanges of Subordinated Notes for other Subordinated Notes,
                  (b) conversions of Debt under the Subordinated Notes to equity of Borrower that is not mandatorily redeemable, and (c) cash redemptions of Subordinated Notes the aggregate amount of which never exceeds $3,000,000.

                           9.21 Changes Relating to Subordinated Notes. Borrower
                  may not agree to any change or amendment to the terms of the Subordinated Notes (or any indenture or agreement in connection therewith) if the effect of such change or amendment is to: (a) increase the interest rate on the Subordinated Notes, (b) change the dates upon which payments of principal or interest are due on the Subordinated Notes other than to extend such dates, (c) change any default or event of default or covenant other than to delete or make less restrictive any default or covenant provision therein, or add any covenant with respect to the Subordinated Notes, (d) change the redemption or prepayment provisions of such the Subordinated Notes other than to extend the dates therefor or to reduce the premiums payable in connection therewith, (e) grant any security, collateral or guaranty to secure payment of the Subordinated Notes, or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of the Subordinated Notes in a manner adverse to Borrower, Agent, or any Lender.


                  (I) The introductory language immediately preceding CLAUSE (a) of SECTION 11.10 is entirely amended as follows:

                  In respect of any Debt (other than the Obligation and the Debt evidenced by the Subordinated Notes) individually or collectively of at least $3,000,000

                  (J) The first sentence of SECTION 11.14(b) is entirely amended as follows:

                  The occurrence of a default under any other Material Agreement (other than any Material Agreement described in SECTION 11.16) which results in the acceleration of payment of any amounts payable by any Company in excess of $10,000,000.

                  (K) A new SECTION 11.16 is added immediately following SECTION 11.15, as follows:



                                                             SECOND AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT
                                        3

                           11.16 Subordinated Notes. The occurrence of a default
                  or event of default or Borrower's receipt of notice of a default or event of default under any of the Subordinated Notes or any Indenture or other agreement, document, or instrument executed and delivered in connection with the issuance of the Subordinated Notes.

                  (L) SCHEDULES 7.3, 7.3(1), 7.8, and 9.2 are entirely amended in the form of, and all references to SCHEDULES 7.3, 7.3(1), 7.8, and
         9.2 are changed to, the attached AMENDED SCHEDULES 7.3, 7.3(1), 7.8, and 9.2, respectively.

                  (M) A new SCHEDULE 7.18 is added immediately following
         SCHEDULE 7.14, in the form of the attached SCHEDULE 7.18.

         3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until the date Agent receives (i) counterparts of this amendment executed by Borrower, Agent, Co-Agent, and Determining Lenders and (ii) each document and other item listed on the attached ANNEX A, each of which must be in form and substance acceptable to Agent and its counsel.

         4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

         6. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.


                                                             SECOND AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT

         7. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         8. PARTIES. This amendment binds and inures to Borrower, Agent, Lenders, and their respective successors and assigns.


                                                             SECOND AMENDMENT TO
                                                       RESTATED CREDIT AGREEMENT
                                        5

         EXECUTED as of the date first stated above.

AFFILIATED COMPUTER SERVICES, INC.,   WELLS FARGO BANK (TEXAS), NATIONAL
as Borrower                           ASSOCIATION,
                                      as Agent and a Lender



By                                    By
   --------------------------------     ------------------------------------
     Nancy Vineyard, Treasurer          Kyle G. Hranicky, Assistant Vice
                                        President


                                      BANK ONE, TEXAS, N.A.,
                                      as Co-Agent and a Lender



                                      By
                                         -----------------------------------
                                         Chris Holder, Vice President




                         SECOND AMENDMENT SIGNATURE PAGE
                               ONE OF THREE PAGES

     EXECUTED as of the date first stated above.

THE FIRST NATIONAL BANK OF                BANK OF TOKYO - MITSUIBISHI, LTD.,
CHICAGO, as a Lender                      as a Lender



By                                        By
   ----------------------------------        ----------------------------------
   Cory Olson                                John Mearns, Vice President
   Vice President



SUNTRUST BANK, ATLANTA, as a Lender       THE SANWA BANK LIMITED., as a Lender



By                                        By
   ----------------------------------        ----------------------------------
     Name:                                   Eric Reimer
          ---------------------------        Assistant Vice President
     Title:
           --------------------------


By                                        CHASE BANK OF TEXAS, NATIONAL
  -----------------------------------      ASSOCIATION, formerly known as Texas
     John Fields                           Commerce Bank National Association,
     Vice President                        as a Lender



CREDIT LYONNAIS NEW YORK BRANCH,          By
as a Lender                                  ----------------------------------


By                                        CRESTAR BANK, as a Lender
  -----------------------------------
   Robert Ivosevich, Senior Vice
   President


                                          By:
                                             ----------------------------------
                                             Miriam Sadler
                                             Vice President



                         SECOND AMENDMENT SIGNATURE PAGE
                               TWO OF THREE PAGES

                                GUARANTOR CONSENT

To induce Agent, Co-Agent and Lenders to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, Co-Agent, and Lenders and their respective successors and permitted assigns.

EXECUTED as of the date first stated above.

THE GENIX GROUP, INC.,                        FCTC TRANSFER SERVICES, L.P.,
ACS EASTERN SERVICES, INC.,                    as a Guarantor
SHARED AFFILIATED SERVICES, INC.,
GENIX CSI, INC.,
ACS HEALTHCARE SERVICES, INC.,
ACS NATIONAL SYSTEMS, INC.,                   By
2828 NORTH HASKELL, INC.,                       -------------------------------
DATAPLEX CORPORATION,                           Stuart Chagrin, General Partner
THE LAN COMPANY, INC.,
UNIBASE TECHNOLOGIES, INC.,
INTELLIGENT SOLUTIONS, INC.,
PINPOINT MARKETING, INC.,
UNIBASE DATA ENTRY, INC.,
ACS CLAIMS SERVICES, INC.,
MEDIANET, INC.,
ACS GOVERNMENT SERVICES, INC.,
COMPUTER DATA SYSTEMS, INC.,
COMPUTER DATA SYSTEMS SALES, INC.,
CDSI INTERNATIONAL, INC.,
CDSI EDUCATION SERVICES, INC.,
CDSI SOLUTIONS, INC.,
ANALYTICAL SYSTEMS ENGINEERING CORPORATION,
PUBLIC SYSTEMS CORPORATION,
ASEC LIMITED, INC.,
ASEC SYSTEMS, INC.,
ASEC INTERNATIONAL,
  INCORPORATED,
ASEC SECURITY INTERNATIONAL, INC.,
TECHNICAL DIRECTIONS,
WESSON, TAYLOR, WELLS, &
 ASSOCIATES, INC.,
CARA CORPORATION,
CARA HOLDINGS, INC.,
TRANSFIRST, INC.,
INTELLIFILE, INC.
  as Guarantors


By
   -------------------------------------
   Nancy Vineyard, Treasurer



                         SECOND AMENDMENT SIGNATURE PAGE
                              THREE OF THREE PAGES

                                     ANNEX A

                               CLOSING DOCUMENTS*
    Unless otherwise specified, all dated either March 20, 1998 (the "CLOSING
               DATE") or a date no earlier than 30 days before the
                        Closing Date (a "CURRENT DATE").


H&B               [1.]     SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT (the
                           "AMENDMENT") dated as of March ______, 1998, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS
                           FARGO BANK (TEXAS), N.A., as Agent and BANK ONE,
                           TEXAS, NATIONAL ASSOCIATION, as Co-Agent, the defined terms in which have the same meanings when used in this annex, to which must be attached:

                  H&B      Annex A                - Closing Documents
                  ACS      Amended Schedule 7.3   - Companies and Names
                  ACS      Amended Schedule 7.3(1)- Current and Former Corporate
                                                    and/or Trade names
                  ACS      Amended Schedule 7.8   - Litigation
                  ACS      Amended Schedule 9.2   - Permitted Debt
                  ACS      Schedule 7.18          - Intellectual Property

H&B               [2.]     GUARANTY dated as of March 19, 1998, in substantially
                           the form of EXHIBIT B to the Credit Agreement, and executed by M/GA Fields Road Limited Partnership, a
                           Maryland limited partnership, Genesis Business
                           Solutions, Inc., CDSI Mortgage, and Artisys Corp., as
                           "Guarantors."

H&B               [3.]     UNIFORM COMMERCIAL CODE SEARCH REPORTS prepared as of
                           the dates indicated below, by reporting services acceptable to Agent with respect to all financing statements filed against the following Companies with the following filing offices:


================================================================================
          COMPANY                             FILING OFFICE      EFFECTIVE DATE
================================================================================
CDSI Education Services, Inc.                   Maryland
--------------------------------------------------------------------------------
CDSI International, Inc.                        Delaware
--------------------------------------------------------------------------------
CDSI Mortgage Services, Inc.                    Maryland
--------------------------------------------------------------------------------
CDSI Solutions, Inc.                            Maryland
--------------------------------------------------------------------------------
Computer Data Systems, Inc.                     Maryland
--------------------------------------------------------------------------------
Computer Data Systems Sales, Inc.               Maryland
--------------------------------------------------------------------------------
CARA Holdings, Inc.                             Delaware
--------------------------------------------------------------------------------

-------------------
* [ ] indicate items not complete at the time this version of this Annex was prepared, along with the initials of the party or counsel responsible for them.

                                                                         ANNEX A

================================================================================
          COMPANY                             FILING OFFICE      EFFECTIVE DATE
================================================================================
CARA Corporation                                Illinois
                                                Arizona
                                                Indiana
                                                Oregon
                                                Texas
                                                Washington
--------------------------------------------------------------------------------
M/GA Fields Road Limited Partnership            Maryland
--------------------------------------------------------------------------------
Analytical Systems Engineering Corporation      Massachusetts
                                                Ohio
                                                Texas
                                                Maryland
                                                Virginia
--------------------------------------------------------------------------------
ASEC International Incorporated                 Delaware
--------------------------------------------------------------------------------
ASEC Limited, Inc.                              Delaware
--------------------------------------------------------------------------------
ASEC Security International                     Delaware
--------------------------------------------------------------------------------
ASEC Systems, Inc.                              Delaware
--------------------------------------------------------------------------------
Public Systems Corporation                      Massachusetts
--------------------------------------------------------------------------------
Genesis Business Solutions, Inc.                Illinois
--------------------------------------------------------------------------------
Artisys Corp.                                   Georgia
================================================================================

ACS               [4.]     TERMINATIONS, AMENDMENTS, OR SUBORDINATIONS OF
                           FINANCING STATEMENTS (or other documentation satisfactory to Agent and its special counsel with respect to those Financing Statements) reflected in the above Uniform Commercial Code Search Reports that
                           Agent and its special counsel determine do not evidence Permitted Liens, including, without limitation, the following):


=======================================================================================================
      DEBTOR              FILING OFFICE         SECURED PARTY            FILE NO.         FILE DATE
==================  ======================= ======================  ================== ================
------------------  ----------------------- ----------------------  ------------------ ----------------

=======================================================================================================

ACS               [5.]     EVIDENCE acceptable to Agent of the payment of a
                           $7,500 amendment fee by Borrower to each Lender.

WL [6.] CORPORATE CHARTER for each of the Subsidiaries listed in ITEM 3 above, certified as of a Current Date by the Secretary of State.

WL                [7.]     OFFICERS' CERTIFICATE for each of the Subsidiaries
                           listed in ITEM 3 above, dated as of the Closing Date, executed by its President or Vice President and Secretary or any Assistant Secretary as to resolutions of its directors authorizing the Credit
                           Agreement and the transactions contemplated in it, the incumbency of its officers, its bylaws, and its corporate charter.

ACS               [8.]     CERTIFICATES OF EXISTENCE, AUTHORITY, AND GOOD
                           STANDING OR SIMILAR STATUS for each of the Subsidiaries listed in ITEM 3 above, issued as of

                                                                         ANNEX A
                                        2
                           a Current Date by the appropriate offices in the jurisdiction of each of those Companies' incorporation and all other jurisdictions in which they are qualified to do business.

DWB               [9.]     OPINION dated the Closing Date, of David W. Black,
                           General Counsel to the Companies, addressed to Agent, Co-Agent and Lenders, and in form and substance satisfactory to Agent and its special counsel.

                  [10.] Such other documents and items as Agent may reasonably request.




                                                                         ANNEX A
                                        3

                              AMENDED SCHEDULE 7.3

               AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES



  NAME OF COMPANY AND EXECUTIVE            STATE OF        STATES IN WHICH QUALIFIED TO DO
             OFFICE                     INCORPORATION                 BUSINESS
----------------------------------      -------------      -------------------------------
2828 N. Haskell, Inc.                   Texas              Texas
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -------------      -------------------------------
ACS Merchant Services, Inc.             Delaware           Colorado, Texas
5151 Arapahoe Ave.
Boulder, CO 80303
----------------------------------      -------------      -------------------------------
ACS Eastern Services, Inc.              Delaware           MA, NJ, NY, TX
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -------------      -------------------------------
ACS Government Services, Inc.           Texas              CA, MN
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -------------      -------------------------------
ACS National Systems, Inc.              Delaware           TX, VA
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -------------      -------------------------------
ACS Healthcare Services, Inc.           California         IL, ID, IN, MO, OH, TN, TX,
2828 N. Haskell                                            UT
Dallas, Texas  75204
----------------------------------      -------------      -------------------------------
ACS Claims Services, Inc.               Texas              Texas
3960 N. Central Expwy
Dallas, Texas 75204
----------------------------------      -------------      -------------------------------
Affiliated Computer Services, Ltd.      United Kingdom     United Kingdom
Chelsea Manor Gardens
Chelsea, England SW3 5Pn
----------------------------------      -------------      -------------------------------
Affiliated Computer Services, Inc.      Delaware           AZ, AR, CA, CO, FL, GA, IL,
2828 N. Haskell                                            KY, LA, MD, MA, MS, NE, NM,
Dallas, Texas 75204                                        NY, OK, TN, TX, VA
----------------------------------      -------------      -------------------------------

                                                                          NAME CHANGES IN
  NAME OF COMPANY AND EXECUTIVE           OTHER NAMES USED IN PAST         THE PAST FOUR
             OFFICE                              SEVEN YEARS                   MONTHS         % OWNERSHIP      SHAREHOLDERS
----------------------------------      -----------------------------     ---------------     -----------      ------------
2828 N. Haskell, Inc.                   None                              None                100              None
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS Merchant Services, Inc.             None                              None                Preferred        T. Rouse
5151 Arapahoe Ave.                                                                            Stock only
Boulder, CO 80303
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS Eastern Services, Inc.              None                              d/b/a TradeOne      100              None
2828 N. Haskell                                                           Marketing
Dallas, Texas 75204                                                       11/3/97
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS Government Services, Inc.           TransFirst Corporation            None                100              None
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS National Systems, Inc.              CSX National Systems, Inc.        None                100              None
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS Healthcare Services, Inc.           National Healthtech Corp.,        None                100              None
2828 N. Haskell                         National Healthtech Holdings,
Dallas, Texas  75204                    Inc.
----------------------------------      -----------------------------     ---------------     -----------      ------------
ACS Claims Services, Inc.               Wolf Benefits, Inc.               Wolf Benefits,      100              None
3960 N. Central Expwy                                                     Inc.
Dallas, Texas 75204
----------------------------------      -----------------------------     ---------------     -----------      ------------
Affiliated Computer Services, Ltd.      Genix Ltd.                        None                100              None
Chelsea Manor Gardens
Chelsea, England SW3 5Pn
----------------------------------      -----------------------------     ---------------     -----------      ------------
Affiliated Computer Services, Inc.      None                              None                100              None
2828 N. Haskell
Dallas, Texas 75204
----------------------------------      -----------------------------     ---------------     -----------      ------------


                                       1                   AMENDED SCHEDULE 7.3


  NAME OF COMPANY AND EXECUTIVE            STATE OF        STATES IN WHICH QUALIFIED TO DO
             OFFICE                     INCORPORATION                 BUSINESS
----------------------------------      -------------      -------------------------------
Analytical Systems Engineering          Massachusetts      Maryland, Ohio, Texas,
Corporation                                                Virginia
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
Artisys Corporation                     Georgia            None
3645 Autumn Ridge Parkway
Marietta, GA 30066
----------------------------------      -------------      -------------------------------
ASEC International, Incorporated        Delaware           None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
ASEC Limited, Inc.                      Delaware           None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
ASEC Security International, Inc.       Delaware           Massachusetts
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
ASEC Systems, Inc.                      Delaware           Massachusetts
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
Cara Holdings, Inc.                     Delaware           None
1900 Spring Road, Suite 450
Oak Brook, IL 60521
----------------------------------      -------------      -------------------------------
Cara Corporation                        Illinois           AZ, CA, IN, OR, TX, WA
1900 Spring Road, Suite 450
Oak Brook, IL 60521
----------------------------------      -------------      -------------------------------
CDSI Argentina, S.A.                    Argentina, S.A.    None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------
CDSI Education Services, Inc.           Maryland           None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -------------      -------------------------------

                                                                          NAME CHANGES IN
  NAME OF COMPANY AND EXECUTIVE           OTHER NAMES USED IN PAST         THE PAST FOUR
             OFFICE                              SEVEN YEARS                   MONTHS         % OWNERSHIP        SHAREHOLDERS
----------------------------------      -----------------------------     ---------------     -----------      ----------------
Analytical Systems Engineering          ASEC, Inc. (changed name          None                100              None
Corporation                             7/1/76) d/b/a ASEC
One Curie Court                         International Inc. in Texas
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
Artisys Corporation                     None                              Technical           100              100% owned
3645 Autumn Ridge Parkway                                                 Directions                           subsidiary of
Marietta, GA 30066                                                        Emerging                             Technical
                                                                          Technologies                         Directions,
                                                                          Group (9/1/97)                       Inc.
----------------------------------      -----------------------------     ---------------     -----------      ---------------
ASEC International, Incorporated        None                              None                100              None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
ASEC Limited, Inc.                      None                              None                100              None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
ASEC Security International, Inc.       None                              None                100              None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
ASEC Systems, Inc.                      None                              None                100              None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
Cara Holdings, Inc.                                                       None                100              None
1900 Spring Road, Suite 450
Oak Brook, IL 60521
----------------------------------      -----------------------------     ---------------     -----------      ---------------
Cara Corporation                        d/b/a Cara Information Services   None                100
1900 Spring Road, Suite 450             Corp in IN
Oak Brook, IL 60521
----------------------------------      -----------------------------     ---------------     -----------      ---------------
CDSI Argentina, S.A.                    None                              None                99               Charles Cameron
One Curie Court                                                                                                (1%)
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------
CDSI Education Services, Inc.           None                              None                100              None
One Curie Court
Rockville, MD 20850-4389
----------------------------------      -----------------------------     ---------------     -----------      ---------------


                                       2                   AMENDED SCHDDULE 7.3


   NAME OF COMPANY AND EXECUTIVE           STATE OF        STATES IN WHICH QUALIFIED TO DO    OTHER NAMES USED IN PAST
               OFFICE                    INCORPORATION                BUSINESS                       SEVEN YEARS
------------------------------------ --------------------- ------------------------------  -------------------------------
CDSI International, Inc.             Delaware              DC                              None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
CDSI Mortgage Services, Inc.         Maryland              None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
CDSI Solutions, Inc.                 Maryland              None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
Computer Data Systems, Inc.          Maryland              AL, CA, CO, DE, DC, FL, GA,     None
One Curie Court                                            HI, IL, OA, IN, KS, KY, LA,
Rockville, MD 20850-4389                                   MA, MI, MN, MS, MO, MT,
                                                           NE, NJ, NM, NY, NC, OH, OK,
                                                           PA, SC, TN, TX, UT, VA, WA,
                                                           WV, and WY
------------------------------------ --------------------- ------------------------------  -------------------------------
Computer Data Systems Sales, Inc.    Maryland              None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
Dataplex Corporation                 Louisiana             AL, AZ, CA, CO, IA, FL, GA,     None
3988 N. Central Expway                                     IL, KY, MI, NJ, MN, MI, MS,
Dallas, Texas 75204                                        NM, NC, OK, OR, PA, TN, TX,
                                                           WA
------------------------------------ --------------------- ------------------------------  -------------------------------
FCTC Transfer Services, LP           Delaware              New York                        None
915 Broadway, Fifth Floor
New York, New York 10010
------------------------------------ --------------------- ------------------------------  -------------------------------
Genesis Business Solutions, Inc.     Illinois              None                            Genesis International, Inc.
2401 Hassell Road, Suite 1560
Hoffman Estates, IL 60195
------------------------------------ --------------------- ------------------------------  -------------------------------




  NAME CHANGES IN
   THE PAST FOUR         % OWNERSHIP         SHAREHOLDERS
       MONTHS
-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
Maryland             100                  None
Computer Data
Systems, Inc.;
CDSI, Inc.; CDSI;
Computer Data
Systems, Inc. of
Maryland;
Maryland
Computer Data
Systems
-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 100                  None



-------------------- -------------------- -------------------
d/b/a First City     99% of Partnership   Stuart Chagrin
Transfer Company     Units (Limited       owns 1%
                     Partner)             (General Partner)
-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------


                                       3                    AMENDED SCHEDULE 7.3


   NAME OF COMPANY AND EXECUTIVE           STATE OF        STATES IN WHICH QUALIFIED TO DO    OTHER NAMES USED IN PAST
               OFFICE                    INCORPORATION                BUSINESS                       SEVEN YEARS
------------------------------------ --------------------- ------------------------------  -------------------------------
Genix CSI, Inc.                      Michigan              None                            MCN Computer Corporation
5225 Auto Club Drive
Dearborn, MI 48126
------------------------------------ --------------------- ------------------------------  -------------------------------
Genix Group, Inc. (The)              Michigan              CT, KY, OH, NJ, SC, PA, WV      None
5315 Campbell's Run Road
Pittsburgh, PA 15205
------------------------------------ --------------------- ------------------------------  -------------------------------
GuaranTec, L.L.P.                    Florida               None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
Harbor Point Apartments              Massachusetts         None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
Intellifile, Inc.                    Nevada                CA, TX                          None
2828 N. Haskell
Dallas, Texas 75204
------------------------------------ --------------------- ------------------------------  -------------------------------
Intelligent Solutions, Inc.          Virginia              District of Columbia            None
2700 Prosperity Avenue
Fairfax, VA 22031
------------------------------------ --------------------- ------------------------------  -------------------------------
LAN Company, Inc. (The)              Pennsylvania          New York                        None
200 Chester Field Parkway                                  Virginia
Suite 500                                                  Delaware
Malvern, PA  19355
------------------------------------ --------------------- ------------------------------  -------------------------------
MG/A Field Road Ltd. Partnership     Maryland              None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------ --------------------- ------------------------------  -------------------------------
Medianet, Inc.                       Delaware              Texas                           Promotional Acquisition
11149 Research Blvd. Ste 400                               Georgia                         Corporation
Austin, Texas 78759
------------------------------------ --------------------- ------------------------------  -------------------------------
Pinpoint Marketing, Inc.             New York              None                            None
915 Broadway, Fifth Floor
New York, New York 10010
------------------------------------ --------------------- ------------------------------  -------------------------------


  NAME CHANGES IN
   THE PAST FOUR         % OWNERSHIP         SHAREHOLDERS
       MONTHS
-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 51                   InTuition
                                          Guarantee
                                          Services, Inc.
-------------------- -------------------- -------------------
None                 50                   N/A


-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 100                  None


-------------------- -------------------- -------------------
None                 80                   Mr. & Mrs.
                                          Preston Young,
                                          Dr. & Mrs. Allan
                                          Shetzer
-------------------- -------------------- -------------------
None                 100                  Partners: CDSI
                                          and CSDI Sales,
                                          Inc.
-------------------- -------------------- -------------------
d/b/a TradeOne       100                  None
Marketing
10/28/97
-------------------- -------------------- -------------------
d/b/a TradeOne       100                  None
Marketing

-------------------- -------------------- -------------------


                                       4                    AMENDED SCHEDULE 7.3

========================================================================================================================

   NAME OF COMPANY AND EXECUTIVE           STATE OF        STATES IN WHICH QUALIFIED TO DO    OTHER NAMES USED IN PAST
               OFFICE                    INCORPORATION                BUSINESS                       SEVEN YEARS
========================================================================================================================
Public Systems Corporation           Massachusetts         None                            Transport Systems Associates,
One Curie Court                                                                            Inc. (changed name 2/12/79)
Rockville, MD 20850-4389
------------------------------------------------------------------------------------------------------------------------
Saudi American Systems Engineering   Saudi Arabia          None                            None
Company
One Curie Court
Rockville, MD 20850-4389
------------------------------------------------------------------------------------------------------------------------
Shared Affiliated Services, Inc.     Texas                 Texas                           None
2828 N. Haskell
Dallas, Texas 75204
------------------------------------------------------------------------------------------------------------------------
South Wildewood Partners             Maryland              None                            None
One Curie Court
Rockville, MD 20850-4389
------------------------------------------------------------------------------------------------------------------------
Technical Directions, Inc. (Texas)   Texas                 AZ, CA, CO, FL, GA, IL, KS,     The Systems Group, Inc.
3030 LBJ Freeway, Suite 910                                MO, NC, OK, PA
Dallas, Texas  75234
------------------------------------------------------------------------------------------------------------------------
TransFirst, Inc.                     Texas                 MN, SC                          Patco Services of Texas, Inc.
3988 N. Central Expressway
Dallas, Texas 75204
------------------------------------------------------------------------------------------------------------------------
Unibase Data Entry, Inc.             Nevada                AZ, CA, CO, DE, FL, ID, IL,     None
510 West Park Land Drive                                   KY, NM, PA
Sandy, UT 84070
------------------------------------------------------------------------------------------------------------------------
Unibase Technologies S.A. de C.V.    Mexico                None                            None
Avenida Paseo de Los Leonies
No. 1910
Colonia Cumbras de Monterey
Monterey, Nuevo Leon
Mexico
------------------------------------------------------------------------------------------------------------------------
Unibase Technologies S.L.            Spain                 None                            None
Calle Majorca 260-262
Barcelona, Spain
------------------------------------------------------------------------------------------------------------------------


==============================================================
   NAME CHANGES IN
    THE PAST FOUR      % OWNERSHIP         SHAREHOLDERS
       MONTHS
==============================================================
 None                 100                  None


--------------------------------------------------------------
 None                 49                   Al-Khaleej
                                           Computers and
                                           Electronic
                                           Systems Co., et al
--------------------------------------------------------------
 None                 100                  None


--------------------------------------------------------------
 None                 50                   Robert
                                           Waldschmitt, et al

--------------------------------------------------------------
 San Diego Systems    100                  None
 Group (CA only)
 8/1/97
--------------------------------------------------------------
 None                 70                   Unibase
                                           Technologies, Inc.

--------------------------------------------------------------
 None                 70                   Unibase
                                           Technologies, Inc.

--------------------------------------------------------------
 None                 70 (subsidiary of    Unibase
                      Unibase)             Technologies, Inc




--------------------------------------------------------------
 None                 70 (subsidiary of    Unibase
                      Unibase)             Technologies, Inc

--------------------------------------------------------------

D-SECOND AMD REST CRED AGMT.WPD         5                  AMENDED SCHEDULE 7.3

======================================================================================================================

   NAME OF COMPANY AND EXECUTIVE           STATE OF        STATES IN WHICH QUALIFIED TO DO    OTHER NAMES USED IN PAST
               OFFICE                    INCORPORATION                BUSINESS                       SEVEN YEARS
======================================================================================================================
Unibase Technologies, Inc.           Nevada                AZ, IL, KY, OH, UT, WA          Network Data Entry, Inc.
510 West Park Land Drive                                                                   (Changed in April 1995)
Sandy, UT 84070
----------------------------------------------------------------------------------------------------------------------
Wesson ,Taylor, Wells, & Associates, North Carolina        AL, FL, MI, OK, PA, TN, TX,     Professional Systems, Inc.
Inc.                                                       VA                              (Changed Name 12/27/95)
2300 Yorkmont Road
Suite 240
Charlotte, N.C.  28217
----------------------------------------------------------------------------------------------------------------------


==============================================================
   NAME CHANGES IN
    THE PAST FOUR      % OWNERSHIP         SHAREHOLDERS
       MONTHS
==============================================================
 None                 70                   Tom Blodgett,
                                           Lynn Blodgett,

--------------------------------------------------------------
 None                 100                  Technical
                                           Directions, Inc.
                                           Texas


--------------------------------------------------------------


                                         6                  AMENDED SCHEDULE 7.3

                              AMENDED SCHEDULE 7.8

                                   Litigation


1.       Kasmir & Krage, L.L.P. v. Affiliated Computer Services, Inc. et al

         In early 1992, Affiliated Computer Services, Inc. ("ACS") became involved in a lawsuit with International Telecharge, Inc. ("ITI") arising out of ITI's termination of a contract between ACT and ITI. Because of concerns about the amount of fees being incurred by its counsel in this lawsuit, ACS solicited proposals from other law firms to represent ACS on a contingent fee basis. After negotiations with Kasmir & Krage, L.L.P. ("K & K") in September 1992, ACS accepted K & K's proposal to pay a contingent fee based on amounts that were actually collected.

         Among other things, the proposal provided for a contingency fee after deduction for litigation expenses paid by ACS, with the calculated contingency to be offset by monthly fees received by K & K.

         In early 1995, ACS and ITI reached settlement of the litigation. After such time, K & K asserted a claim that the contingency fee should be based not just upon the monies to be received by ACS, but upon cash to be received by ACS and a $5 million note that was extinguished in a settlement with ITI. K & K stated that claims released by ACS against ITI (including a $5 million licensing fee and a $1.3 million account receivable) should not be included in the calculation. K & K also claimed that it was entitled to its contingency fee immediately, even though a settlement between ACS and ITI provided for a payment of the settlement proceeds over a three-year period.

         K & K resigned its representation of ACS in May 1995 due to this dispute over legal fees and filed suit against ACS in July 1995 in the District Court of Dallas County, Texas (the "Court") seeking to collect such fees. The Court granted K & K an amended final judgment on November 14, 1997, awarding K & K over $3,000,000 in fees, plus prejudgment interest. ACS intends to continue to vigorously oppose this action and to pursue its appellate and other remedies.

2. National Convenience Stores, Incorporated, et. al, v. Affiliated Computer Services, Inc.

         On September 1, 1995, National Convenience Stores, Incorporated ("NCS") filed an action against ACS in a Texas state district court seeking a declaratory judgment that, contrary to the contentions of ACS, NCS is not contractually obligated to let ACS review and match any third party proposal to process automated teller machines in NCS stores upon expiration of the contract with ACS, pursuant to its terms, on December 1, 1995. On October 10, 1995, ACS filed a counterclaim against NCS alleging that NCS had breached this contract and seeking unspecified damages. Further, on March 12, 1997 ACS added NationsBank as a defendant in the counterclaim alleging, among other things, tortious interference with contractual relations and breach of fiduciary duty. ACS intends to vigorously oppose this action and to pursue the claims asserted in the counterclaim.

3.       Patrick A. Walden v. Affiliated Computer Services, Inc.

         On May 22, 1996, a former employee of Gibraltar Savings Association ("GSA") filed suit in Texas state court alleging entitlement to 6,467 shares of the ACS Class A common stock pursuant to options issued to certain GSA employees in 1988 in connection with a former data processing services agreement between GSA and ACS. Subsequently, twenty additional former GSA employees filed a similar suit alleging


                                                            AMENDED SCHEDULE 7.8
entitlement to 395,074 shares of the ACS' Class A common stock, which together with the other shares represent less than 0.9% of the outstanding common stock and common stock equivalents of the ACS. ACS believes that it has meritorious defenses to all or substantial portions of the plaintiffs' claims and plans to vigorously defend against these lawsuits.




                                        2                   AMENDED SCHEDULE 7.8

                                  SCHEDULE 7.18

                          INTELLECTUAL PROPERTY MATTERS


1. Advanced Computer Solutions, an Indianapolis based company, has advised Affiliate Computer Services, Inc. by letter that it considers the use of "ACS" to be in conflict with its right to use that same trademark in the Indianapolis area. Affiliated Computer Services, Inc. is currently negotiating with Advanced Computer Solutions to settle this dispute with the proposed settlement requiring Affiliated Computer Services, Inc. to use its full name in any literature or advertisements in the Indianapolis area.

2.       National Credit Management Corporation ("NCMC") filed suit (in June,
         1996) against Western Union Financial Services ("Western Union") alleging that the check processing product offered by Western Union to its customers, known as Phone Pay(R)infringes on a patent owned by NCMC. Development of the software for the Phone Pay system was started by NYNEX Computer Services, Inc. ("NYNEX") under a Software Development Agreement (the "Agreement") between NYNEX and Western Union. The Agreement was subsequently assigned by NYNEX to ACS when ACS purchased certain assets of NYNEX. ACS continued to perform work under the Agreement after its assignment from NYNEX and still provides services to Western Union under the Agreement. NCMC has named ACS as an additional defendant in the suit alleging that ACS is also infringing the patent as the result of its work under the Agreement.




                                        1                          SCHEDULE 7.18

                              AMENDED SCHEDULE 9.2

                                 PERMITTED DEBT

                    "Permitted Debt" includes the following,
                       both individually and collectively:

1. The following existing Debt of the Companies, together with all renewals, extensions, amendments, modifications and refinancings of any of the following to the extent that the total principal amount for the following never exceeds the greater of either the total-principal for the following as of the Closing Date or the total-maximum-principal amount that may be borrowed under the following as of the Closing Date:

                                                                        Principal Balance
        Debtor                           Creditor                        As of 12/31/97              Collateral
        ------                           --------                        --------------              ----------
Affiliated Computer              Bank One, Texas, N.A.                  $    [10,000,000]      ** ATM cash, related
Services, Inc.                                                                                 contracts and accounts
                                 Caremark (f/k/a Bender) 10%                  [2,588,415]      None
                                 Junior Subordinated American                   [183,673]      None
                                 Presidents Line Purchase of
                                 assets and contracts
                                 IIC                                          [1,132,480]
                                                                                [178,132]      None
Unibase Data Entry, Inc.         Capital Leases                                 [235,611]      Equipment
                                 King Properties                                [157,196]      Personal Guaranty -
                                                                                               Lynne Blodgett & James
                                                                                               E. Blodgett Living Trust

                                                                                               None
                                 US Sprint                                       [35,738]
DataPlex Corporation             Capital Leases                                 [104,000]      Equipment
                                 Mino Seller - Ralph Hassall
                                   Non-Compete                                   [30,000]      None
                                 United Micro Labs, Inc.                          [5,065]      None
The LAN Company, Inc.            A. Meyers-Non Compete                          [100,000]      None
                                 B. Adams-Non Compete                           [100,000]      None
                                 B. Adams-Ofc.Loan                               [27,378]      None
                                 Capital Leases                                  [22,562]      Equipment



Intelligent Solutions, Inc.      S. Ristow-Non Compete                          [400,000]      None
                                 Capital Leases                                       [0]      Equipment

Genix CSI, Inc.                  Capital Leases                               [3,454,745]      Equipment

EDMC                                                                              [3,902]
--------------------------------------------------------------------------------------------------------------------------


--------------

** Total-principal amount as of the Closing Date. Total-principal amount available under the ATM Credit Agreement shall never exceed $11,000,000.



                                        1                   AMENDED SCHEDULE 9.2

                                                                        Principal Balance
        Debtor                           Creditor                        As of 12/31/97              Collateral
        ------                           --------                        --------------              ----------
Wesson, Taylor, Wells &          Capital Leases                                       [0]      Equipment
Assoc., Inc.                     Borrowings on Life Ins. Policies                [43,508]      None

ACS Government Services,         Capital Leases                                       [0]      Equipment
Inc.                                                                     ---------------

                                                                            $[18,802,405]
                                                                         ===============


2. Trade payables, secured taxes, and other liabilities that do not constitute Funded Debt.

3. Endorsements of negotiable instruments in the ordinary course of business.

4.       Capital Leases.

5. Debt owed to, and contingent liabilities with respect to obligations of, any Company.

6. Guarantees of obligations of Companies under equipment leasing agreements entered into in the ordinary course of business.

7. Guarantee by Borrower of $1,000,000 credit agreement between TransFirst, Inc. and NationsBank of Texas, N.A. There are currently no outstanding draws on this facility.

8. Guarantee by Borrower of $2,500,000 credit agreement between ACS Merchant Services, Inc. and First State Bank of Austin. Guarantee by Borrower of $5,000,000 credit agreement between ACS Merchant Services, Inc. and Bank One.

9. ACS indemnification of MCN guarantee provided to Chief Construction Company to secure the real estate lease of the AC Pittsburgh, PA data center.

10. Debt of the Companies owed to any Person other than a Company that never at any time exceeds $30,000,000 aggregate principal amount.

11. Debt of the Companies owed to any Person other than a Company under documentary letters of credit denominated in a currency other than that of the United States that never at any time exceeds $11,000,000 aggregate face amount.

12.      The Subordinated Notes.

13. Guarantee by Borrower of $7,500,000 of indebtedness of DDH Aviation, Inc. ("DDH") in connection with a $15,000,000 credit agreement between DDH and Wells Fargo Bank (Texas), N.A.


                                        2                   AMENDED SCHEDULE 9.2